MERRILL LYNCH
INTERNET
STRATEGIES
FUND, INC.



FUND LOGO



Semi-Annual Report

July 31, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Internet Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH INTERNET STRATEGIES FUND, INC.


Officers and
Directors

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Paul G. Meeks, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Portfolio Information
As of July 31, 2000


                                         Percent of
Ten Largest Holdings                     Net Assets

America Online, Inc.                         4.8%
VeriSign, Inc.                               4.3
Cisco Systems, Inc.                          3.8
JDS Uniphase Corporation                     3.4
Yahoo! Inc.                                  3.4
Check Point Software Technologies Ltd.       3.4
Exodus Communications, Inc.                  3.2
PMC--Sierra, Inc.                            3.1
Juniper Networks, Inc.                       3.1
Ariba, Inc.                                  3.1


                                         Percent of
Ten Largest Industries                   Net Assets

Hardware                                    22.3%
Software                                    17.8
Communications Services                     13.0
Electronic Components                       12.7
Media                                       11.6
Services & Solutions                         7.4
Business-to-Business                         5.2
Retail                                       2.2
Finance                                      1.6
Advertising  & Marketing                     1.4



Merrill Lynch Internet Strategies Fund, Inc., July 31, 2000


DEAR SHAREHOLDER


We are pleased to provide you with our first semi-annual report for Merrill Lynch Internet Strategies Fund, Inc. The Fund seeks to provide shareholders with long-term growth of capital through investment primarily in equity securities of issuers that Fund management believes will use the Internet as a component of their business strategies. The Fund seeks to achieve its objective by investing all of its assets in Master Internet Strategies Trust that has the same investment objective as the Fund.

Investment Environment
Merrill Lynch Internet Strategies Fund, Inc. commenced operations on March 22, 2000 with $1.1 billion in shareholder assets. Since the Fund's inception through July 31, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -30.70%, -30.90%, -30.90% and -30.70%, respectively, as compared to a decline of 42.6% for the unmanaged Dow Jones Composite Internet Index (DJINET). Clearly, the timing of the Fund launch was less than ideal. However, as we will outline in this letter and in our future communications, we continue to be very optimistic about the opportunity to generate solid returns for shareholders over the long term by investing in Internet and Internet-related securities.

The performance of Internet stocks over the life of the Fund does not tell the whole story of the extreme volatility we have experienced in the Internet sector thus far in the year 2000. From the Internet stocks' peak on March 9, 2000 (very close to the peak for the technology sector on March 10) through May 24, the DJINET declined a stunning 58.7%. From the May 24 low through July 31, 2000, the DJINET rallied 26.4%, making up some of the losses but still leaving the sector well below its highs.

In our opinion, the sharp decline in Internet stocks did not have a single catalyst, but was caused by a variety of factors, most of which have little to do with the long-term viability of the highest-quality Internet companies. The two years leading up to the recent sell-off featured an unprecedented level of underwriting activity. Investors, both individual and professional, developed a tremendous desire to be involved with virtually any new company, as long as it was associated with the Internet. Thus, many companies were able to become public before they were ready, with untested management, nascent business plans or insufficient financial controls. The weakest of these companies formed a very shaky foundation for the Internet sector coming into the year 2000.

Why did the dramatic correction and change in investor sentiment happen at this precise time? First, the period in question saw some investors move from an attitude of praising the business model of any fast-growing Internet company to one of skepticism of most Internet businesses. Despite driving huge volumes of online shopping that exceeded even the most aggressive estimates, Christmas 1999 did not translate into big profits (or any profit) for most online retailers. Privacy concerns had investors putting every online advertising company in the doghouse. Second, the US economy, despite the Federal Reserve Board's efforts, had continued to grow too quickly, prompting continued interest rate increases. Higher interest rates typically have the biggest and most negative effect on the stocks with the highest multiples. Internet stocks bucked this trend from August 1999 through early 2000, but in the end gave in. Third, the group had made spectacular gains in a short time. From August 4, 1999 through March 9, 2000, the DJINET rose 185.8%. Fourth, investors were suddenly demanding profitability along with big growth rates, if not now then in the near future. Especially punished were the stocks of those companies whose business model did not generate profit until several years hence. These negative factors, combined with the recent gains in the Internet stocks and some high-profile execution miscues, all contributed to the decline.

The beginning of the sell-off had derivative effects that were damaging to all but the highest-quality Internet stocks. Simply put, the speed and magnitude of the decline served to highlight the risks of owning these stocks. As investors were increasingly willing to own only the highest-quality names, second and third tier companies were faced with a cash crunch; they needed more money to survive but had no place to get it. These companies could previously rely on the capital markets through secondary offerings of common stock for a seemingly endless supply of cash. Suddenly, companies that required incremental capital because they were not yet profitable were unable to get it. These cash-strapped enterprises put further pressure on those companies that were dependent on advertising revenues, since a substantial portion of Internet advertising comes from other Internet companies. As the stocks plummeted, Wall Street analysts were more afraid to recommend them, and business publications were more willing to write negative articles.

The pendulum often swings too far, in both directions, and in the first half of the year the equity markets went from being in love with Internet stocks to doubting whether any of them would survive. This dramatic change in perception was clearly reflected in the stock prices as the group sold off far more than the broader market for technology stocks. One might criticize us for investing too quickly at the Fund's inception, since the stocks were at high levels and inflationary fears lingered. We believe that the companies we invest in are not now and were not then overvalued. The last ten years have seen a powerful shift in the multiples of earnings, sales or cash flow that investors are willing to pay for the best-positioned growth companies, especially in technology. For reasons we outline below, we think that this makes sense. The Internet as a medium, and the network underlying it, is in its absolute infancy. Over the next five years--ten years, we expect investors to see huge opportunities unfold across many Internet subsectors and companies. We believe these opportunities, for the best companies, were not even close to fully discounted, even at the March peak. We do believe that the pendulum has swung too far in the negative direction. The stocks sold off more than was warranted, and investors were too negative on many of these business models, creating significant opportunities. The Fund is well positioned to take advantage of these opportunities, and from these levels we feel good about the remainder of the year and beyond.


Portfolio Strategy
Our primary investment focus is on finding the best long-term growth opportunities in two areas associated with the Internet:

* Internet or "dotcom" companies are companies that have been created to do business on the Internet (for example, retailers, content, finance and business-to-business) or to facilitate others using the Internet (for example, access and services applications).

* Internet infrastructure companies are those hardware, software and telecommunications players that are responsible for building out the network of computers, cell phones, devices and telecommunications equipment that comprises the Internet.

Other significant elements of our strategy are as follows.

* The Fund may also invest in traditional companies that are benefiting from moving some part of their business to the Internet, either through enhanced opportunities for growth in revenues or through a more efficient business model.

* The Fund will invest globally, but geographic diversification is less important than finding the best companies in the best growth areas, regardless of geographic location.

* The Fund will trade aggressively, both through eliminating some losing positions and taking profits in some winners. We anticipate that portfolio turnover will be well in excess of 100%.

* The Fund has the ability to hedge through the use of derivatives, raising cash or engaging in short sales in order to defend against short-term price declines in shares of Internet stocks. However, we do not advocate that anyone invest in the Fund under the assumption that we will be able to totally prevent substantial declines in portfolio value when the Internet group is out of favor.


Merrill Lynch Internet Strategies Fund, Inc., July 31, 2000


The Long-Term Opportunity
The reason that we are focused on the Internet is that it may be the single biggest growth opportunity ever. Many individuals are familiar with the Internet--they buy things online or use an e-mail account--but the vast majority of people still do not own a computer. At the same time, we are on the cusp of traditional consumer Internet applications being widely offered over cellular phones and other appliances. Investors can look to the phenomenal combination of growth and profitability delivered by Yahoo! Inc. and eBay Inc. or the near-infinite possibilities for the combined America Online-Time Warner company to become an unparalleled media powerhouse, to begin to see the incredible potential.

Since businesses worldwide have only begun to develop significant Internet strategies, we think many billions of dollars will be spent on their preparation for the New Economy. The sheer size of these revenue infrastructure opportunities makes the Internet and Internet-related companies fertile ground for growth stock investing. But the speed of the adoption of this critical technology and the rate of change of these businesses make for even more compelling investment opportunities. The fastest-growing companies are often afforded the highest valuations because in this winner-take-all technology world, first mover advantage and speed to market can result in an enduring competitive advantage. In our opinion, companies like Ariba, Inc., Exodus Communications, Inc., Inktomi Corporation, InfoSpace.com,
Inc. and Brocade Communications Systems, Inc. all have a chance to widen their lead over their competitors and create a Cisco-like (or Microsoft-like or Intel-like) stronghold on their industry. In the process, if they execute well, they have the ability to generate huge returns on investment and for shareholders.


Risk
The Fund's risk management strategy focuses on two areas: risk that companies will be unsuccessful or not successful enough to grow into their valuations and become sound investments and market risk in the form of extreme volatility.

The way we tackle individual company risk is to diversify the Fund across from 50 to 80 companies, both pure dotcom firms and infrastructure players. Perhaps the biggest risk an Internet investor can expose himself to is to own only one or two stocks. The odds of one company being a flop in this fast-changing environment are significant. A diversified portfolio is a good start to managing this risk. The reason we do not restrict investments to only dotcom companies is that we believe the infrastructure supporting the Internet is every bit as important as the commerce being conducted through it. Thus, it will produce many compelling investment opportunities.

Volatility has been significant in the sector. The pace of change that the companies must deal with, combined with the hyper growth rates and the fact that many investors struggle to understand these businesses, may indicate that this volatility is permanent. We will attempt to manage this volatility by occasionally raising cash levels when we believe that Internet stocks have run too hard and too fast and may be due for a correction, or by hedging with derivatives. Both strategies have been employed over the brief life of the Fund, but both have proven difficult to successfully execute. Using index put options as a hedge against the portfolio is something we have done, with some success, but the volatility of the under-lying stocks has been so great that the hedging instruments themselves are very expensive.

We currently have a higher cash position (6.4% of net assets on July 31, 2000) than we anticipate having over the long run because we are worried about a potential retest of NASDAQ's spring lows before the completion of 2000's third quarter. However, the upward spikes in these stocks happen quickly, and we do not want to run the risk of having too much idle cash if the stocks make a run like they did in late 1998 and 1999. We will continue to be somewhat defensive and to attempt to limit downside risk. However, we firmly believe that the prime reason to invest in Internet and Internet-related securities is for the appreciation potential they offer over the long term, but the opportunity to capture that upside does not come without some risk and volatility.


Investment Outlook
While it is fashionable to be anti-Internet at the moment, in our opinion this will change because the benefits offered by the Internet are immense and forces driving its growth are irreversible. Investors are always attracted back to great growth stories, even after they have fallen out of favor. Look for it to be no different this time. The generous capital markets of the last few years created too many public companies. There needs to be consolidation, that is, for the weakest players to merge or to be taken over. We may also need time to repair the damage in some stocks. Some investors now believe that many Internet business models will never work, and these companies' stocks reflect this. Only solid execution and an inexorable march toward profitability will change this. But we believe the market has given us a rare opportunity. Many companies that we viewed as attractive investments six months ago are now trading 80% below their previous levels; investors expect little in the way of success from these companies. If we as analysts have done a good job determining which of these companies will be successful in the long run, by adding to these positions at these prices or simply holding them until their merit is clear, we believe we will see significant appreciation from these levels.


In Conclusion
Although the volatility has been significant, we continue to believe opportunity remains. We appreciate your support of Merrill Lynch
Internet Strategies Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Paul G. Meeks)
Paul G. Meeks
Senior Vice President and
Portfolio Manager


September 6, 2000



Merrill Lynch Internet Strategies Fund, Inc., July 31, 2000


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                               Since Inception
As of July 31, 2000                                              Total Return

ML Internet Strategies Fund, Inc. Class A Shares                    -30.70%
ML Internet Strategies Fund, Inc. Class B Shares                    -30.90
ML Internet Strategies Fund, Inc. Class C Shares                    -30.90
ML Internet Strategies Fund, Inc. Class D Shares                    -30.70

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 3/22/00.


Aggregate
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Inception (3/22/00)
through 6/30/00                           -26.40%        -30.26%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Inception (3/22/00)
through 6/30/00                           -26.70%        -29.63%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (3/22/00)
through 6/30/00                           -26.70%        -27.43%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Inception (3/22/00)
through 6/30/00                           -26.50%        -30.36%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


STATEMENT OF ASSETS AND LIABILITIES
MERRILL LYNCH
INTERNET STRATEGIES
FUND, INC.          As of July 31, 2000
Assets:             Investment in Master Internet Strategies Trust, at value
                    (identified cost--$1,049,707,554)                                                     $  845,565,536
                    Prepaid registration fees and other assets                                                   195,887
                                                                                                          --------------
                    Total assets                                                                             845,761,423
                                                                                                          --------------

Liabilities:        Payable to distributor                                                                       579,569
                    Other liabilities                                                                            132,265
                                                                                                          --------------
                    Total liabilities                                                                            711,834
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  845,049,589
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized         $    2,041,019
Consist of:         Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized              5,557,145
                    Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized              3,267,358
                    Class D Shares of Common Stock, $.10 par value, 100,000,000 shares authorized              1,359,629
                    Paid-in capital in excess of par                                                       1,174,667,019
                    Accumulated  investment loss--net                                                        (3,024,777)
                    Accumulated realized capital losses on investments and foreign currency
                    transactions from the Trust--net                                                       (134,675,786)
                    Unrealized depreciation on investments from the Trust--net                             (204,142,018)
                                                                                                          --------------
                    Net assets                                                                            $  845,049,589
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $141,474,759 and 20,410,190 shares outstanding        $         6.93
Value:                                                                                                    ==============
                    Class B--Based on net assets of $383,778,772 and 55,571,448 shares outstanding        $         6.91
                                                                                                          ==============
                    Class D--Based on net assets of $94,160,430 and 13,596,293 shares outstanding         $         6.93
                                                                                                          ==============



                    See Notes to Financial Statements.


Merrill Lynch Internet Strategies Fund, Inc., July 31, 2000


STATEMENT OF OPERATIONS
MERRILL LYNCH
INTERNET STRATEGIES
FUND, INC.          For the Period March 22, 2000++ to July 31, 2000
Investment Income:  Investment income allocated from the Trust
                    net of $890 foreign withholding tax)                                                  $    3,159,710
                    Expenses allocated from the Trust                                                        (3,247,218)
                                                                                                          --------------
                    Net investment loss from the Trust                                                          (87,508)
                                                                                                          --------------
Expenses:           Account maintenance and distribution fees--Class B                   $    1,374,746
                    Account maintenance and distribution fees--Class C                          832,452
                    Transfer agent fees--Class B                                                188,132
                    Registration fees                                                           138,373
                    Transfer agent fees--Class C                                                125,173
                    Account maintenance fees--Class D                                            86,747
                    Transfer agent fees--Class A                                                 62,125
                    Offering costs                                                               61,858
                    Transfer agent fees--Class D                                                 40,582
                    Printing and shareholder reports                                             20,510
                    Professional fees                                                             4,667
                    Accounting services                                                             399
                    Other                                                                         1,505
                                                                                         --------------
                    Total expenses                                                                             2,937,269
                                                                                                          --------------
                    Investment loss--net                                                                     (3,024,777)
                                                                                                          --------------

Realized &          Realized loss from the Trust on:
Unrealized Loss       Investments--net                                                    (134,627,186)
from The              Foreign currency transactions--net                                       (48,600)    (134,675,786)
Trust--Net:                                                                              --------------
                    Unrealized depreciation on investments from the Trust--net                             (204,142,018)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $(341,842,581)
                                                                                                          ==============

                    ++Commencement of operations.

                    See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS

MERRILL LYNCH                                                                                             For the Period
INTERNET STRATEGIES                                                                                     March 22, 2000++
FUND, INC.          Increase (Decrease) in Net Assets:                                                  to July 31, 2000
Operations:         Investment loss--net                                                                 $   (3,024,777)
                    Realized loss on investments and foreign currency
                    transactions from the Trust--net                                                       (134,675,786)
                    Unrealized depreciation on investments from the Trust--net                             (204,142,018)
                                                                                                          --------------
                    Net decrease in net assets resulting from operations                                   (341,842,581)
                                                                                                          --------------

Capital Share       Net increase in net assets derived from capital share transactions                     1,186,792,170
                                                                                                          --------------
Transactions:
Net Assets:         Total increase in net assets                                                             844,949,589
                    Beginning of period                                                                          100,000
                                                                                                          --------------
                    End of period                                                                         $  845,049,589
                                                                                                          ==============

                  ++Commencement of operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios
MERRILL LYNCH       have been derived from information provided in                       For the Period
INTERNET STRATEGIES the financial statements.                                   March 22, 2000++ to July 31, 2000
FUND, INC.          Increase (Decrease) in Net Asset Value:            Class A       Class B       Class C       Class D
Per Share           Net asset value, beginning of period              $  10.00      $  10.00      $  10.00      $  10.00
Operating                                                             --------      --------      --------      --------
Performance:        Investment loss--net                                 (.01)         (.03)         (.03)         (.01)
                    Realized and unrealized loss on investments
                    and foreign currency transactions from the
                    Trust--net                                          (3.06)        (3.06)        (3.06)        (3.06)
                                                                      --------      --------      --------      --------
                    Total from investment operations                    (3.07)        (3.09)        (3.09)        (3.07)
                                                                      --------      --------      --------      --------
                    Net asset value, end of period                    $   6.93      $   6.91      $   6.91      $   6.93
                                                                      ========      ========      ========      ========

Total Investment    Based on net asset value per share                (30.70%)+++   (30.90%)+++   (30.90%)+++   (30.70%)+++
Return:**                                                             ========      ========      ========      ========

Ratios to Average   Expenses++++                                        1.24%*        2.26%*        2.28%*        1.49%*
Net Assets:                                                           ========      ========      ========      ========
                    Investment loss--net                               (.22%)*      (1.25%)*      (1.25%)*       (.46%)*
                                                                      ========      ========      ========      ========

Supplemental Data:  Net assets, end of period (in thousands)          $141,475      $383,779      $225,636      $ 94,160
                                                                      ========      ========      ========      ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Includes the Fund's share of the Trust's allocated expenses.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

Merrill Lynch Internet Strategies Fund, Inc., July 31, 2000


NOTES TO FINANCIAL STATEMENTS


MERRILL LYNCH
INTERNET STRATEGIES
FUND, INC.

1. Significant Accounting Policies:
Merrill Lynch Internet Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Internet Strategies Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. Prior to commencement of operations on March 22, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on March 13, 2000 to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Income--The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Trust, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance  Distribution
                                       Fee           Fee

Class B                                .25%          .75%
Class C                                .25%          .75%
Class D                                .25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period March 22, 2000 to July 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              FAMD       MLPF&S

Class A                     $   212  $   30,515
Class D                     $24,241  $4,878,497

For the period March 22, 2000 to July 31, 2000, MLPF&S received contingent deferred sales charges of $233,586 and $75,762 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $5,960 and $5,960 relating to transactions subject to front-end sales charges waivers in Class A and Class D Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the period March 22, 2000 to July 31, 2000 were $1,192,053,674 and
$7,582,826, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,186,792,170 for the period March 22, 2000 to July 31, 2000.

Transactions in capital shares for each class were as follows:

Class A Shares for the Period                       Dollar
March 22, 2000++ to July 31, 2000     Shares        Amount

Shares sold                        23,571,719  $ 222,884,465
Shares redeemed                   (3,164,029)   (22,163,331)
                                 ------------  -------------
Net increase                       20,407,690  $ 200,721,134
                                 ============  =============

++Prior to March 22, 2000 (commencement of operations), the Fund issued
  2,500 shares to FAM for $25,000.

Class B Shares for the Period                       Dollar
March 22, 2000++ to July 31, 2000     Shares        Amount

Shares sold                        58,277,943  $ 553,588,514
Automatic conversion of shares       (68,592)      (487,032)
Shares redeemed                   (2,640,403)   (19,517,072)
                                 ------------  -------------
Net increase                       55,568,948  $ 533,584,410
                                 ============  =============

++Prior to March 22, 2000 (commencement of operations), the Fund issued
  2,500 shares to FAM for $25,000.

Class C Shares for the Period                       Dollar
March 22, 2000++ to July 31, 2000     Shares        Amount

Shares sold                        35,067,707  $ 336,388,246
Shares redeemed                   (2,396,630)   (17,209,997)
                                 ------------  -------------
Net increase                       32,671,077  $ 319,178,249
                                 ============  =============

++Prior to March 22, 2000 (commencement of operations), the Fund issued
  2,500 shares to FAM for $25,000.

Class D Shares for the Period                       Dollar
March 22, 2000++ to July 31, 2000     Shares        Amount

Shares sold                        15,426,672  $ 146,710,298
Automatic conversion of shares         68,498        487,032
                                 ------------  -------------
Total issued                       15,495,170    147,197,330
Shares redeemed                   (1,901,377)   (13,888,953)
                                 ------------  -------------
Net increase                       13,593,793  $ 133,308,377
                                 ============  =============

++Prior to March 22, 2000 (commencement of operations), the Fund issued
  2,500 shares to FAM for $25,000.


Merrill Lynch Internet Strategies Fund, Inc., July 31, 2000

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                Master Internet Strategies Trust

                                          Shares                                                                  Percent of
COUNTRY         Industries                 Held                  Common Stocks                         Value      Net Assets
Canada          Hardware                  220,900       Nortel Networks Corporation                 $ 16,429,437         2.0%

                                                        Total Common Stocks in Canada                 16,429,437         2.0

Israel          Software                  245,400     ++Check Point Software Technologies Ltd.        28,435,725         3.4

                                                        Total Common Stocks in Israel                 28,435,725         3.4

United States   Advertising & Marketing   163,700     ++TMP Worldwide Inc.                            11,776,169         1.4

                Business-to-Business      224,600     ++Ariba, Inc.                                   26,039,562         3.1
                                          228,400     ++Internet Capital Group, Inc.                   7,708,500         0.9
                                          218,000     ++VerticalNet, Inc.                             10,409,500         1.2
                                                                                                    ------------       ------
                                                                                                      44,157,562         5.2

                Communications Services    80,100     ++Akamai Technologies, Inc.                      6,312,881         0.8
                                           23,300     ++Airspan Networks Inc.                            519,881         0.1
                                           89,100     ++Comverse Technology, Inc.                      7,818,525         0.9
                                           58,800     ++Digex, Inc.                                    3,704,400         0.4
                                            2,200     ++Exfo Electro-Optical Engineering Inc.            113,987         0.0
                                          606,500     ++Exodus Communications, Inc.                   26,951,344         3.2
                                          334,600     ++Genuity Inc.                                   2,718,625         0.3
                                          241,400     ++Inktomi Corporation                           25,814,712         3.1
                                          207,700     ++KPNQwest NV                                    6,957,950         0.8
                                          515,500     ++Metromedia Fiber Network, Inc. (Class A)      18,074,719         2.1
                                          140,400     ++Nextel Communications, Inc. (Class A)          7,844,850         0.9
                                            4,700     ++Sunrise Telecom Incorporated                     218,550         0.0
                                           26,500     ++TyCom, Ltd.                                      902,656         0.1
                                           93,000     ++UTStarcom, Inc.                                2,365,688         0.3
                                                                                                    ------------       ------
                                                                                                     110,318,768        13.0

                Electronic Components      73,700     ++Applied Micro Circuits Corporation            11,013,544         1.3
                                           37,000     ++Broadcom Corporation (Class A)                 8,297,250         1.0
                                          250,000     ++Conexant Systems, Inc.                         7,984,375         1.0
                                           55,200       Corning Incorporated                          12,913,350         1.5
                                          245,700     ++JDS Uniphase Corporation                      29,023,312         3.4
                                          137,000     ++PMC--Sierra, Inc.                             26,518,063         3.1
                                            4,800     ++Stratos Lightwave, Inc.                          180,000         0.0
                                          191,500     ++Vitesse Semiconductor Corporation             11,466,063         1.4
                                                                                                    ------------       ------
                                                                                                     107,395,957        12.7

                Finance                   153,600     ++HomeStore.com, Inc.                            5,376,000         0.6
                                          238,100     ++Intuit Inc.                                    8,080,519         1.0
                                                                                                    ------------       ------
                                                                                                      13,456,519         1.6

                Hardware                    5,500     ++Avici Systems Inc.                               545,187         0.1
                                          123,900     ++Brocade Communications Systems, Inc.          22,131,637         2.6
                                          490,900     ++Cisco Systems, Inc.                           32,123,269         3.8
                                          261,000     ++Copper Mountain Networks, Inc.                20,570,062         2.4
                                           40,900     ++Corvis Corporation                             3,366,581         0.4
                                          288,400     ++Dell Computer Corporation                     12,653,550         1.5
                                          201,300     ++EMC Corporation                               17,135,662         2.0
                                          184,100     ++Juniper Networks, Inc.                        26,222,744         3.1
                                          108,100     ++Redback Networks Inc.                         14,039,488         1.7
                                          130,600     ++Sun Microsystems, Inc.                        13,770,138         1.6
                                           74,200     ++Sycamore Networks, Inc.                        9,149,788         1.1
                                                                                                    ------------       ------
                                                                                                     171,708,106        20.3

                Media                     766,500     ++America Online, Inc.                          40,864,031         4.8
                                          120,500     ++CNET Networks, Inc.                            3,584,875         0.4
                                          104,300     ++Go2Net, Inc.                                   6,153,700         0.8
                                          540,000     ++InfoSpace.com, Inc.                           18,191,250         2.2
                                          224,600     ++Yahoo! Inc.                                   28,889,175         3.4
                                                                                                    ------------       ------
                                                                                                      97,683,031        11.6

                Retail                    236,900     ++eBay Inc.                                     11,830,194         1.4
                                          281,300     ++Priceline.com Incorporated                     6,628,131         0.8
                                                                                                      18,458,325         2.2
                                                                                                    ------------       ------

                Services & Solutions      437,600     ++CMGI Inc.                                     16,574,100         2.0
                                           95,200     ++Gemstar-TV Guide International, Inc.           5,789,350         0.7
                                           78,700     ++Internet Pictures Corporation                    870,619         0.1
                                          208,600     ++Portal Software, Inc.                         10,495,188         1.2
                                          263,300     ++RealNetworks, Inc.                            11,173,794         1.3
                                            6,700     ++Talarian Corporation                              84,588         0.0
                                          210,300     ++Viant Corporation                              6,926,756         0.8
                                          316,200     ++Vignette Corporation                          10,691,513         1.3
                                           11,600     ++Virage, Inc.                                     186,325         0.0
                                                                                                    ------------       ------
                                                                                                      62,792,233         7.4



Merrill Lynch Internet Strategies Fund, Inc., July 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                Master Internet Strategies Trust (concluded)

                                          Shares                                                                  Percent of
COUNTRY         Industries                 Held                  Common Stocks                         Value      Net Assets
United States   Software                   55,700     ++Amdocs Limited                              $  3,742,344         0.4%
(concluded)                               251,100     ++BEA Systems, Inc                              10,797,300         1.3
                                           11,400     ++Blue Martini Software, Inc.                      677,587         0.1
                                           43,800     ++Mercury Interactive Corp.                      4,347,150         0.5
                                          122,700     ++Microsoft Corporation                          8,565,994         1.0
                                          245,500     ++Oracle Corporation                            18,458,531         2.2
                                          102,500     ++Siebel Systems, Inc.                          14,843,281         1.8
                                            9,200     ++Speechworks International                        184,000         0.0
                                          234,300     ++TIBCO Software Inc.                           24,132,900         2.8
                                          228,405     ++VeriSign, Inc.                                36,245,018         4.3
                                                                                                    ------------       ------
                                                                                                     121,994,105        14.4

                                                        Total Common Stocks in the United States     759,740,775        89.8

                                                        Total Investments in Common Stocks
                                                        (Cost--$1,008,768,020)                       804,605,937        95.2

                                            Face
                                           Amount              Short-Term Securities

United States   Commercial Paper*  US$ 14,000,000       British Aerospace NA, 6.50%
                                                        due 8/08/2000                                 13,982,306         1.6
                                       36,409,000       The CIT Group Holdings, Inc.,
                                                          6.65% due 8/01/2000                         36,409,000         4.3
                                       10,000,000         CSW Credit Inc., 6.50% due 8/10/2000         9,983,750         1.2
                                                                                                    ------------       ------
                                                        Total Investments in Short-Term Securities
                                                        (Cost--$60,375,056)                           60,375,056         7.1

                Total Investments (Cost--$1,069,143,076)                                             864,980,993       102.3

                Liabilities in Excess of Other Assets                                               (19,335,051)        (2.3)

                Net Assets                                                                          $845,645,942       100.0%
                                                                                                    ============       ======



*Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
++Non-income producing security.

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
MASTER INTERNET
STRATEGIES TRUST    As of July 31, 2000
Assets:             Investments, at value (identified cost--$1,069,143,076)                               $  864,980,993
                    Cash                                                                                             720
                    Receivables:
                      Contributions                                                      $    2,035,896
                      Securities sold                                                         1,781,810        3,817,706
                                                                                         --------------
                    Prepaid expenses and other assets                                                            105,287
                                                                                                          --------------
                    Total assets                                                                             868,904,706
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   20,226,951
                      Withdrawals                                                             2,152,940
                      Investment adviser                                                        775,436       23,155,327
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       103,437
                                                                                                          --------------
                    Total liabilities                                                                         23,258,764
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  845,645,942
                                                                                                          ==============

Net Assets          Partners' capital                                                                     $1,049,808,025
Consist of:         Unrealized depreciation on investments--net                                            (204,162,083)
                                                                                                          --------------
                    Net assets                                                                            $  845,645,942
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Internet Strategies Fund, Inc., July 31, 2000

STATEMENT OF OPERATIONS
MASTER INTERNET
STRATEGIES TRUST    For the Period March 22, 2000++ to July 31, 2000
Investment Income:  Interest and discount earned                                                          $    3,145,422
                    Dividends (net of $890 foreign witholding tax)                                                14,564
                                                                                                          --------------
                    Total income                                                                               3,159,986
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $    3,086,558
                    Accounting services                                                          99,384
                    Custodian fees                                                               28,837
                    Trustees' fees and expenses                                                  12,358
                    Offering costs                                                               10,400
                    Professional fees                                                             4,865
                    Pricing fees                                                                  3,060
                    Other                                                                         2,033
                                                                                         --------------
                    Total expenses                                                                             3,247,495
                                                                                                          --------------
                    Investment loss--net                                                                        (87,509)
                                                                                                          --------------

Realized &          Realized loss from:
Unrealized Loss on    Investments--net                                                    (134,638,691)
Investments &         Foreign currency transactions--net                                       (48,604)    (134,687,295)
Foreign Currency                                                                         --------------
Transactions--Net:  Unrealized depreciation on investments--net                                            (204,162,083)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $(338,936,887)
                                                                                                          ==============

                  ++Commencement of operations.

                    See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          For the Period
MASTER INTERNET                                                                                         March 22, 2000++
STRATEGIES TRUST    Increase (Decrease) in Net Assets:                                                  to July 31, 2000
Operations:         Investment loss--net                                                                  $     (87,509)
                    Realized loss on investments and foreign currency transactions--net                    (134,687,295)
                    Unrealized depreciation on investments--net                                            (204,162,083)
                                                                                                          --------------
                    Net decrease in net assets resulting from operations                                   (338,936,887)
                                                                                                          --------------

Net Capital         Increase in net assets derived from net capital contributions                          1,184,382,729
                                                                                                          --------------
Contributions:
Net Assets:         Total increase in net assets                                                             845,445,842
                    Beginning of period                                                                          200,100
                                                                                                          --------------
                    End of period                                                                         $  845,645,942
                                                                                                          ==============


                  ++Commencement of operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                                          For the Period
MASTER INTERNET     The following per share data and ratios have been derived                           March 22, 2000++
STRATEGIES TRUST    from information provided in the financial statements.                              to July 31, 2000
Ratios to Average   Expenses, net of reimbursement                                                                1.05%*
Net Assets:                                                                                                    =========
                    Expenses                                                                                      1.05%*
                                                                                                               =========
                    Investment loss--net                                                                         (.03%)*
                                                                                                               =========

Supplemental Data:  Net assets, end of period (in thousands)                                                    $845,646
                                                                                                               =========
                    Portfolio turnover                                                                            26.41%
                                                                                                               =========


                   ++Commencement of operations.
                    *Annualized.

                     See Notes to Financial Statements.


Merrill Lynch Internet Strategies Fund, Inc., July 31, 2000


NOTES TO FINANCIAL STATEMENTS

MASTER INTERNET
STRATEGIES TRUST

1. Significant Accounting Policies:
Master Internet Strategies Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on operations is recorded from the date the Trust enters into such contracts.

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 1.0% of the average daily value of the Trust's net assets. In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., received $29,124 in commissions on the execution of portfolio security transactions for the Trust for the period March 22, 2000 to July 31, 2000.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period March 22, 2000 to July 31, 2000 were $1,305,956,404 and $173,517,794, respectively.

Net realized losses for the period March 22, 2000 to July 31, 2000 and net unrealized losses as of July 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments          $(123,670,590) $(204,162,083)
Options purchased                (10,968,101)             --
Foreign currency transactions        (48,604)             --
                                -------------  -------------
Total investments              $(134,687,295) $(204,162,083)
                                =============  =============

As of July 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $204,162,083, of which $42,533,987 related to appreciated securities and $246,696,070 related to depreciated securities. At July 31, 2000, the aggregate cost of investments for Federal income tax purposes was $1,069,143,076.